UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2020

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	001-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 23, 2020, Stock Yards Bancorp, Inc. held its 2020 annual meeting of shareholders.  As of the record date for the Annual Meeting, there were 22,637,670 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 20,327,903 or 89.79% of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows:

1. The following individuals were nominated in 2020 to serve until the next annual meeting of shareholders in 2021.  All nominees were elected.  The results were as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Paul J. Bickel III	15,733,300	28,173	25,442	4,540,988
J. McCauley Brown	15,186,849	574,597	25,469	4,540,988
David P. Heintzman	15,561,640	175,893	49,382	4,540,988
Donna L. Heitzman	15,539,127	191,733	56,055	4,540,988
Carl G. Herde	15,054,419	679,240	53,256	4,540,988
James A. Hillebrand	15,662,303	100,328	24,284	4,540,988
Richard A. Lechleiter	15,604,258	159,716	22,941	4,540,988
Stephen M. Priebe	15,021,403	737,708	27,804	4,540,988
John L. Schutte	15,699,620	48,069	39,226	4,540,988
Norman Tasman	15,475,810	286,620	24,485	4,540,988
Kathy C. Thompson	15,281,675	478,348	26,892	4,540,988

2. Ratification of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2020:

For	20,306,334
Against	15,677
Abstain	5,892
Broker non-vote	-

3. Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	15,204,839
Against	411,985
Abstain	170,091
Broker non-vote	4,540,988

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits

None 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2020	STOCK YARDS BANCORP, INC.

By: /s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer